UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

RAVE RESTAURANT GROUP, INC.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

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4.	Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 08, 2020

RAVE RESTAURANT GROUP, INC.

RAVE RESTAURANT GROUP, INC.
3551 PLANO PARKWAY
THE COLONY, TX 75056

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000474798_1 R1.0.1.18

Meeting Information

Meeting Type: Annual Meeting
For holders as of: October 15, 2020
Date: December 08, 2020 **Time:** 3:30 PM CST
Location: Hampton Inn The Colony
Meeting Room
3650 Plano Pkwy
The Colony, TX 75056

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Internal Use
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Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
How To Vote
Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
0000474798_2 R1.0.1.18
1. Annual Report 2. Notice & Proxy Statement
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 24, 2020 to facilitate timely delivery.

                     0000474799_2 R1.0.1.18  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com  RAVE RESTAURANT GROUP, INC.Annual Meeting of Shareholders December 8, 2020 3:30 pmThis proxy is solicited by the Board of DirectorsThe undersigned, revoking all proxies heretofore given, hereby appoints Mark E. Schwarz, Brandon Solano and Clinton D. Fendley, and each of them individually, as proxy of the undersigned, with full power of substitution and resubstitution, to vote on behalf of the undersigned the shares of Rave Restaurant Group, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 3:30 p.m., Dallas time, on Tuesday, December 8, 2020, at the Hampton Inn The Colony, 3650 Plano Parkway, The Colony, TX 75056, and at all adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as specified on the reverse side of this card and on such other matters as may properly come before the meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side
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Voting items
0000474798_3 R1.0.1.18
The Board of Directors recommends you vote
FOR the following:
1. Election of Directors
Nominees
01) BRIAN T. BARES 02) W.C. HAMMETT, JR. 03) ROBERT B. PAGE 04) MARK E. SCHWARZ 05) CLINTON J. COLEMAN
The Board of Directors recommends you vote FOR the following proposals:
2. The advisory vote on the resolution to approve executive compensation.
3. The ratification of independent registered public accounting firm.
NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
Reserved for Broadridge Internal Control Information
Broadridge Internal Use Only
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NAME
THE COMPANY NAME INC. - COMMON 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345
THE COMPANY NAME INC. - 401 K 123,456,789,012.12345
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